UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement
On September 25, 2014, WellCare Health Plans, Inc. (the “Company”) amended and restated its existing senior unsecured credit agreement (the “Credit Agreement”) to provide for an additional $300,000,000 term loan (the “Term Loan”) among the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., MUFG Union Bank, N.A. and U.S. Bank National Association as co-documentation agents and J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC as joint bookrunners and joint lead arrangers.

The Term Loan matures in full on September 25, 2016, with no amortization payments or prepayment penalties. The Company is not able to reborrow amounts repaid under the Term Loan.

The other terms of the Credit Agreement remain substantially the same, except for the following:

•	The maximum cash flow leverage ratio was increased to 3.50 to 1.00 from 3.00 to 1.00 for each fiscal quarter from September 30, 2014 to September 30, 2016.

•
In the event the cash flow leverage ratio is greater than or equal to 3.00 to 1.00, the Applicable Rate (as defined in the Credit Agreement) has been increased to 2.625% for Eurodollar loans, 1.625% for alternative base rate loans and 0.45% for the fee in respect of unutilized commitments.

The proceeds of the Term Loan may be used for general corporate purposes of the Company and its subsidiaries. The revolving commitments will continue to expire on November 14, 2018, and any revolving credit loans will be payable in full at that time.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described Credit Agreement. The above description is qualified in its entirety by reference to the complete Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure
On September 25, 2014, the Company issued a press release announcing the Term Loan, which is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to Item 7.01 of the 8-K and Exhibit 99.1 shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1
Amended and Restated Credit Agreement, dated as of September 25, 2014, among WellCare Health Plans, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., MUFG Union Bank, N.A. and U.S. Bank National Association as co-documentation agents and J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC as joint bookrunners and joint lead arrangers.

99.1	Press Release dated September 25, 2014*

*	Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2014	WELLCARE HEALTH PLANS, INC. /s/ Thomas L. Tran
Thomas L. Tran
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.1
Amended and Restated Credit Agreement, dated as of September 25, 2014, among WellCare Health Plans, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., MUFG Union Bank, N.A. and U.S. Bank National Association as co-documentation agents and J.P. Morgan Securities LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC as joint bookrunners and joint lead arrangers.

99.1	Press Release dated September 25, 2014*

*	Furnished and not filed.